UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2008

1ST CENTURY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148302	26-1169687
(State or other jurisdiction of	Commission File Number	(IRS Employer
incorporation)	Identification No.)

1875 Century Park East, Suite 1400 Los Angeles, California 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 270-9500

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On March 13, 2008, 1st Century Bancshares, Inc. (“Bancshares”), the holding company of 1st Century Bank, N.A., issued a press release announcing its financial results for the fourth quarter [and year] ended December 31 ,2007.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  Furthermore, the information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be incorporated (or deemed incorporated) by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to Bancshares’ current expectations and are subject to the limitations and qualifications set forth in the press release as well as in Bancshares’ other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01               Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit 99.1

Press release dated March 13, 2008 announcing Bancshares’ financial and operating results for the quarter [and year] ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: March 13, 2008	By:	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 13, 2008, announcing Bancshares’ financial and operating results for the quarter [and year] ended December 31, 2007